BY-LAWS

                                       OF

                          Kinship Communications, Inc.
                          ----------------------------


                                    ARTICLE I

                                     OFFICES
                                     -------

         The corporation may maintain such offices, within or without the State of Utah, as the Board of Directors may from time to time designate. The address of the principal office of the corporation may be changed by the Board of Directors.

                                   ARTICLE II

                                  SHAREHOLDERS
                                  ------------

         Section 2.01 - Annual Meeting.
         -----------------------------

         The annual meeting of the shareholders shall be on the 1st day of June of each year at 10:00 a.m., unless such day is a Sunday or Holiday, then on the next business day beginning the first year after the year in which the Articles of Incorporation are filed. The annual meeting shall be for the purpose of electing directors and for the transaction of such other business as may come before the meeting. The first Annual Meeting shall be in the year 2001.

         Section 2.02 - Special Meetings.
         -------------------------------

         Special  meetings of the  shareholders may be called at any time by any
Director,   the  President,   or  in  their  absence  or   disability,   by  any
Vice-President, or by 15% or more of the shareholders.

         Section 2.03 - Quorum.
         ----------------------

         A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented they may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.04 - Proxies.
         -----------------------

         At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall be executed in writing by the stockholder himself or by his attorney in fact, personal representative, or guardian duly authorized in writing. In the case of a business entity, the proxy shall be signed by its Chief Executive Officer. The Company may, but is not required to, have such officer produce a Resolution of the Shareholders' Governing Board authorizing the actions of the officer. Such instrument authorizing a proxy to act shall be delivered to the President of the corporation or to such other officer or person who shall cast such vote at any shareholder meeting to which the proxy shall apply. Proxies shall only be for the next scheduled meeting, unless the person granting the proxy is thereafter disabled or declared incompetent, in which event the proxy shall be effective during his period of incompetence or disability.

                                   ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

         Section 3.01 - General Powers.
         -----------------------------

         The property, affairs, and business of the corporation shall be determined and managed by the Board of Directors. The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these By-Laws, vested solely in the stockholders of the corporation.

         Section 3.02 - Number, Tenure and Qualifications.
         ------------------------------------------------

         The Corporation shall initially have three (3) directors pursuant to the provisions of the Utah Business Corporation Act, and the Articles of Incorporation. The number of directors of the corporation may be expanded to any odd number of directors upon the affirmative vote of two-thirds (2/3) or more of the shareholders of the corporation. Each director shall hold office until the next annual meeting of the shareholders and until his successor shall have been elected and qualify. Directors need not be residents of the State of Utah or shareholders of the corporation. A decrease in the number of the Board of Directors may be had only upon a two- third (2/3) vote of all of the shareholders and the number of the Directors to be so decreased shall be fixed as an odd number only upon a two-thirds (2/3) vote of all of the shareholders of the corporation. In all events, the minimum number of directors shall not be decreased to less than three.

         Section 3.03 - Action Without Notice.
         ------------------------------------

         The director or directors may hold meetings from time to time by waiver of notice or by written action taken by unanimous consent without notice.

         Section 3.04 - Special Meetings.
         -------------------------------

         Special meeting of the Board of Directors may be called by or at the request of the President, Vice-President or by any director. The Board of Directors may fix any place, either within or without the State of Utah, as the place for holding any special meeting of the Board of Directors called by them.

         Section 3.05 - Notice.
         ----------------------

         Notice of any Directors Meeting shall be given at least five (5) days previously thereto by written notice delivered personally or mailed to each director at his business address, or by telegram or fax. If mailed, such notice shall be deemed to be delivered three (3) days after deposited in the United States Mail so addressed, with postage thereon prepaid. If notice be given by telegram or fax, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company or at the time of any recorded fax transmission. Any director may waive notice of any meeting.

         Section 3.06 - Quorum.
         ----------------------

         A majority shall constitute a quorum; but if less than a majority are present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         Section 3.07 - Manner of Acting.
         --------------------------------

         The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, an individual director shall have no power as such, unless there be a single director in which event his signature as director shall be the act of the Board of Directors and the Corporation without formal resolution or further authorization.

         Section 3.08 - Vacancies and Newly Created Directorships.
         --------------------------------------------------------

         If there be more than one director and any vacancies shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the authorized number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum. Any director so appointed shall stand for election at the next annual meeting. Any directorship to be filled by reason of the removal of one or more directors by the shareholders may be filled by election of the shareholders at the meeting at which the director or directors are removed. If there be a sole director, he shall appoint another director.

Thereafter, the two directors shall appoint additional directors to fill any directorship where there is not a serving director until the next annual meeting.

         Section 3.09 - Sole Director.
         ----------------------------

         If there is a sole director and he be rendered unable to act by death, disability, or otherwise, and there be no appointment of an alternative director by proxy, power of attorney, or testamentary instrument to act in his name, then the administrator or guardian for such director may appoint a qualified attorney at law to act as director for the corporation. Upon the failure of the guardian or administrator to name a qualified attorney at law as a substitute director, then the corporation shall be terminated in accordance with Utah Corporate law.

         Section 3.10 - Compensation.
         ----------------------------

         By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefrom.

         Section 3.11 - Presumption of Assent.
         -------------------------------------

         A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 3.12 - Resignations.
         ----------------------------

         A director may resign at any time by delivering a written resignation to either the President, a Vice-President, or the Secretary. The resignation shall become effective on its acceptance by the Board of Directors provided that if the Board has not acted therein within ten (10) days from the date presented, resignation shall be deemed accepted on the date tendered.

         Section 3.13 - Emergency Power.
         ------------------------------

         If there be more than one director and when, due to a national disaster or death, a majority of the Directors are incapacitated or otherwise unable to attend the meetings and function as directors, the remaining members of the Board of Directors shall have all the powers necessary to function as a complete Board; and, for the purpose of doing business and filling vacancies, shall constitute a quorum until such time as all Directors can attend or vacancies can be filled pursuant to these By-Laws.

         Section 3.14 - Chairman.
         ------------------------

         The Board of Directors may elect, but need not do so, from its own number a Chairman of the Board who shall preside at all meeting of the Board of Directors and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

         Section 4.01 - Number.
         ----------------------

         The officers of the corporation shall be a President, one or more Vice-Presidents, as shall be determined by resolution of the Board of Directors, a Secretary and a Treasurer and such other officers as may be appointed by the Board of Directors. The Board of Directors may elect, but shall not be required to elect, a Chairman of the Board and the Board may appoint a General Manager. More than one position may be held by one person.

         Section 4.02 - Election, Term of Office and Qualifications.
         ----------------------------------------------------------

         The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular of special meeting of the Board of Directors. Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his office until the next ensuing annual meeting of the Board of Directors and until his successor shall have been chosen and qualified, or until his death, removal, or resignation in the manner provided in these By-Laws.

         Section 4.03 - Resignations.
         ----------------------------

         Any officer may resign at any time by delivering a written resignation to the Board of Directors, the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

         Section 4.04 - Removal.
         -----------------------

         Any officer may be removed from office at an special meeting of the Board of Directors called for that purpose, or at a regular meeting by the vote of two-thirds (2/3) of the total authorized number of directors whenever, in its judgment, the best interests of the corporation will be served thereby.

         Section 4.05 - Death or Disability of Single Officer.
         ----------------------------------------------------

         When there is only a single officer for the Corporation and he shall become deceased, disabled, or rendered incompetent in the judgment of a majority of the Board of Directors, then the successor officer shall be the Director appointed in accordance with Section 3.09, Supra.

         Section 4.06 - Vacancies and Newly Created Offices.
         --------------------------------------------------

         If there be more than one officer and if any vacancy shall occur in any office by reason of death, resignation, removal, disqualification or any other cause, or if a new office shall be created, then such vacancies or newly created offices may be filled by the Board of Directors at any regular or special meeting. The references to officers in these By-Laws in the masculine gender is for convenience only and shall include and mean "she" whenever a female is appointed to such office. No office or position in the corporation is to be limited by gender.

         Section 4.07 - The President.
         ----------------------------

         The President shall have the following powers and duties:

         a. He shall be the chief executive officer of the corporation; and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs and property of the corporation and general supervision over the officers, employees and agents.

         b. If no Chairman of the Board has been chosen, or if such officer is absent or disabled, he/she shall preside at meetings of the stockholders and Board of Directors.

         c.       He shall be a member of any Executive Committee.

         d. He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the Board of Directors.

         e. He shall have all powers and perform all duties incident to the office of a President of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.


         Section 4.08 - The Vice-President.
         ----------------------------------

         The Board of Directors may, from time to time, designate and elect one or more Vice- Presidents, one of whom may be designated to serve as Executive Vice-President. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or the President. At the request of, or in the absence or disability of the President, the Executive Vice-President, or, in the absence or disability of the Executive Vice-President, the Vice President designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the President, the senior Vice- President, may perform all the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the Board of Directors.

         Section 4.09 - The Secretary.
         ----------------------------

         The Secretary shall have the following powers and duties:

         a. He shall keep or cause to be kept a record of all of the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

         b. He shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by statute.

         c. He shall be the custodian of the records and of seal of the corporation, and cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he may attest the same.

         d.       He   shall   see   that  the   books,   reports,   statements,
                  certificates, and other documents and records required by statute be properly kept and filed.

         e. He shall have charge of the stock books of the corporation and cause the stock and transfer books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding.

         f. He may be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the Board of Directors.


         g. He shall perform in general all duties incident to the office of Secretary and such other duties as are given to him by these By-Laws or as from time to time may be assigned to him by the Board of Directors or the President.

         Section 4.10 - Assistant Secretary.
         ----------------------------------

         It is intended that there may be appointed one or more Assistant Secretaries who may discharge all functions of the office of Secretary and sign as the Secretary upon express direction of the Secretary or the Board of Directors.

         Section 4.11 - The Treasurer.
         ----------------------------

         The Treasurer shall have the following powers and duties:

         a. He shall have charge and supervision over and be responsible for the monies, securities, receipts and disbursements of the corporation.

         b. He shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such bankers or other depositories as shall be selected in accordance with Section 5.03 hereof.

         c. He shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) and the authorized depositories of the corporation, and cause to be taken and preserved proper vouchers for all monies disbursed.

         d. He shall render to the Board of Directors or the President whenever requested a statement of the financial condition of the corporation and of all his transaction as Treasurer and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

         e. He shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any director upon request during business hours.

         f. He shall be empowered from time to time to require from all officers or agents of the corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the corporation.

         g. He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the Board of Directors or the President.

         Section 4.12 - General Manager.
         ------------------------------

         A General Manager may act for and with the consent of the President in making day-to- day decisions not requiring the rendering of professional services and discharging all duties delegated by the President or any Vice-President acting as the Chief Executive Officer, but may not borrow or lend money or enter into agreements for the sale or transfer of assets other than in the ordinary course of business.

         Section 4.13 - Salaries.
         ------------------------

         The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

         Section 4.14 - Officers as Employees.
         -------------------------------------

         Any officer of this Corporation may also serve the Corporation as an employee, provided that he is approved to hold both positions by the Board of Directors; and, provided further, that his compensation for acting as an employee shall be separate and distinct from his compensation for acting as an officer of the corporation.

         Section 4.15 - Surety Bonds.
         ---------------------------

         In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the corporation, including responsibility, monies, or securities of the corporation which may come into his hands.

                                    ARTICLE V

                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY
                  --------------------------------------------
                                       AND
                           DEPOSIT OF CORPORATE FUNDS
                           --------------------------


         Section 5.01 - General Execution.
         --------------------------------

         The President shall execute all documents and instruments pursuant to the powers of his office set-out above in accordance with Board Resolutions. The Board may prescribe a signature by an additional officer by resolution to any instrument.

         Section 5.02 - Execution of Instruments.
         ----------------------------------------

         Subject to any limitation contained in the Articles of Incorporation or in these By-Laws, the President or any Vice-President, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors. The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these By-Laws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

         Section 5.03 - Loans.
         ---------------------

         No loan or advance shall be contracted on behalf of the corporation; no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name; and no property of the corporation shall be mortgaged, pledged, hypothecated or transferred as security for the payment of any loan, advance, indebtedness or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

         Section 5.04 - Deposits.
         ------------------------

         All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

         Section 5.05 - Checks, Drafts, Etc.
         ----------------------------------

         All notes, drafts, acceptance, checks, endorsements and, subject to the provision of these By-Laws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

         Section 5.06 - Bond and Debentures.
         -----------------------------------

         Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the President or a Vice-President together with the Treasurer or Secretary, and sealed with the seal of the corporation.

         Section 5.07 - Sale, Transfer, Etc., of Securities.
         --------------------------------------------------

         Sales, transfers, endorsements and assignments of shares of stocks, bonds and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement or assignment, shall be effected by the President, or by any Vice- President, together with the Treasurer or Secretary, or by any other officer or agent thereunto authorized by the Board of Directors.

         Section 5.08 - Proxies.
         -----------------------

         Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the President or any Vice-President and the Secretary or Assistant Secretary of the corporation and by any officer or agent thereunto authorized by the Board of Directors.

                                   ARTICLE VI

                                  CAPITAL STOCK
                                  -------------

         Section 6.01 - Certificate of Stock. Every holder of stock in the corporation shall be entitled to have a certificate, signed by the President, and sealed with the seal (which may be facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by him in the corporation.

                                   ARTICLE VII

                                      SEAL
                                      ----

         Section 7.01 - Corporate Seal. The corporation adopted the seal affixed to the margin hereof as the seal of the corporation.


                                  ARTICLE VIII

                                 INDEMNIFICATION
                                 ---------------

         Section 8.01 - Indemnification.
         -------------------------------

         No officer or Director shall be personally liable for any obligations of the corporation or for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the Corporation, except willful or reckless misconduct. The corporation shall and does hereby indemnify and hold harmless each person and his heirs and administrators who shall serve at any time hereafter as a director or officer of the corporation from and against any and all claims, judgments, and liabilities to which such persons shall become subject by reason of his having heretofore or hereafter been a director or officer of the corporation, or by reason of any action alleged to have been heretofore or hereafter taken or omitted to have been taken by him as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, including power to defend such person from all suits or claims; provided, however, that no such person shall be indemnified against, or reimbursed for, any expense incurred in connection with any claim or liability arising out of his own willful or reckless misconduct. The rights accruing to any person under the foregoing provisions of this section shall not exclude any other right to which he may lawfully be entitled, nor shall anything herein contained restrict the right of the corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided for. The corporation, its directors, officers, employees and agents shall be fully protected in taking any action or making any payment, or in refusing so to do in reliance upon the advise of counsel. This section is in extension of and not limitation of the provision in the Articles on limited liability of Directors.

         Section 8.02 - Other Indemnification.
         ------------------------------------

         The indemnification herein provided shall not be deemed exclusive of any other rights to whom those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors, and administrators of such persons.

         Section 8.03 - Insurance.
         -------------------------

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by such, whether or not the corporation would have the power to indemnify him against liability under the provisions of this section.

         Section 8.04 - Settlement by Corporation.
         -----------------------------------------

         The right of any person to be indemnified shall be subject always to the right of the corporation by its Board of Directors, in lieu of such indemnity, to settle any such claim, action, suit or proceeding at the expense of the corporation by the payment of the amount of such settlement and the costs and expenses incurred in connection therewith.


                                   ARTICLE IX

                                   INVESTMENTS
                                   -----------

         Section 9.01.
         ------------

         The Corporation in addition to its operating account may maintain one or more investment accounts which may, but need not be, pursuant to a qualified retirement, investment, profit sharing plan, or like plan.

         Section 9.02.
         ------------

         Unless the Board of Directors shall impose specific restrictions or the type of investments for a particular account, the corporation may engage in all legal investments as determined by its Board of Directors. By way of illustration, and not by limitation, the corporation may invest in:

         a.       Real estate, condominiums shares, time shares;

         b.       Oil, gas or other mineral rights or interest;

         c. Commodities, coins, art works, gems, other collectibles or precious metals; as well as commodity future contracts or options;

         d. Stocks, bonds, limited partnerships, or other equities to include writing or purchasing "put" or "call" options;

         e.       Accounts  receivables,   other  factoring  arrangements,   and
                  investment loans and leases.

         f.       Treasury notes or bonds or obligation or foreign governments;

         g. Any mutual fund or other fund or account providing for pooling of interest in the foregoing or other investments.


                                    ARTICLE X

            DEATH, DISABILITY, OR DISQUALIFICATION OF ANY SHAREHOLDER
            ---------------------------------------------------------

         Section 10.01.
         -------------

         In the event a shareholder of the corporation dies, becomes disabled, or is declared incompetent by a court of competent jurisdiction, then the duly appointed personal guardian or personal representative for such person, in the event of death or disability, shall have authority to transfer the shares of the corporation held by such shareholder by proxy, Will, Trust, buy-out agreement, sale contract, or other instrument under such terms of transfer as may be stated therein. Until transferred, any such guardian or personal representative may vote such shares and exercise other incidents of ownership compatible with the agreements of transfer or disposition. If no instrument as described above exists, then the guardian or personal representative may sell such shares in accordance with the powers of such office.

         Section 10.02.
         -------------

         A minor may be a shareholder only pursuant to the "Uniform Transfers to Minors Act" or similar state law. A minor's shares shall be voted or transferred by the Grantor only for the benefit of the minor, until the minor reaches majority under applicable law. Any dividend or other distribution shall be payable to the Grantor in trust for the minor.

                                   ARTICLE XI

                           RELATED PARTY TRANSACTIONS
                           --------------------------

         Section 11.01.
         -------------

         The corporation shall not be prevented from entering into contracts or transactions with any related party. No director or officer need disqualify himself from voting on transactions in his corporate capacity between the corporation and any such related party. Such transactions by way of illustration and not by limitation may include the sale or lease of equipment to the corporation, the management of the investment funds, or providing independent service to the corporation by one or more of its officers or directors.

         Section 11.02.
         -------------

         The standard required by all transactions contemplated by the foregoing section will be good faith dealings.

                                   ARTICLE XII

                          CONTROL SHARE ACQUISITION ACT
                          -----------------------------

         The original Board hereby elects exemption from any and all provisions of the Utah Control Share Acquisition Act as it presently exists or may subsequently be recodified or amended so long as "election out" is provided under Utah Law, or under the applicable law of any other jurisdiction..





         THESE BY-LAWS ACCEPTED by the Directors on this 2nd day of February, 2000.





/s/Terry Deru                           /s/Andrew Limpert
---------------                         -------------------------------
Mr. Terry Deru                          Mr. Andrew Limpert
                                        Seal adopted with these By-Laws